EXHIBIT 99.1

Cordia Bancorp Inc. Reports Third Quarter Profit

Bank of Virginia Adds Two Richmond Branches and Four Loan Officers

MIDLOTHIAN, Va., Nov. 6, 2014 (GLOBE NEWSWIRE) -- Cordia Bancorp Inc. ("Cordia") (Nasdaq:BVA), parent company of Bank of Virginia, reported net income of $82,000 or $0.01 per share for the third quarter of 2014, compared to net income of $208,000 or $0.07 per share for the third quarter of 2013. For the first nine months of 2014, the net loss was $472,000 or $(0.12) per share compared to net income of $690,000 or $0.27 per share for the same period of 2013.

Highlights for the first nine months of 2014

  $15.4 million capital raise
  Issuance of 3,629,871 voting and nonvoting common shares
  Two new retail bank branches serving Chesterfield County, the largest county in the Richmond area
  Five new officers in commercial, residential and student lending
  Launch of new consumer loan program to refinance college debt
  28% growth in total assets
  20% growth in deposits
  26% increase in employees
  17% growth in loans
  Net interest income increased $950,000, or 19.2%, net of purchase accounting adjustment
  Nonperforming assets decreased to 0.95% of total assets

Chief Executive Officer Jack Zoeller stated, "Since we raised $15.4 million in capital, we have continued to build our infrastructure to significantly grow the company and improve future earnings. Already in 2014 we have increased our assets by 28%, or $65.7 million. In the 3rd quarter we were excited to recruit four seasoned loan officers whose impact will be felt in the upcoming quarters. We believe we are on course in utilizing our new capital to support sustainable organic growth and profitability in 2015 and beyond."

Balance Sheet Activity

  Asset Growth. Total assets were $300.8 million at September 30, 2014, compared to $235.1 million at December 31, 2013. During the first nine months of 2014 organic loans increased a net $18.3 million while student loans, 98% guaranteed by the U.S. Department of Education, increased a net $12.0 million. In addition, investment securities increased $37.0 million.

  Deposit Growth and Mix. Total deposits increased 20% to $252.9 million at September 30, 2014, compared to $210.8 million at December 31, 2013.  Non-interest bearing deposits increased 7% while interest bearing deposits increased over 21% during the nine months ended September 30, 2014.

  Asset Quality. Asset quality continued to improve, with non-performing assets decreasing to $2.9 million, or 0.95% of total assets, at September 30, 2014, from $5.5 million, or 2.33% of total assets, at December 31, 2013.

  Tangible Book Value. Tangible book value per share was $4.13 at September 30, 2014.

Operating Results

Three months ended September 30, 2014 compared to the three months ended September 30, 2013

  The net income for the quarter ended September 30, 2014 was $82,000 compared to net income of $208,000 for the prior year third quarter.

  Net interest income was $2.1 million for the third quarter of 2014, compared to $1.87 million for the third quarter of 2013.

  Net interest income, net of purchase accounting adjustments, increased $358,000, or 20.8%.

  Net interest margin was 3.01% and 3.26% for the third quarter of 2014 and 2013, respectively. Adjusting for the impact of purchase accounting, net interest margin was 2.95% compared to 3.03% for the 2013 period.

  The provision for loan losses was a recovery of $106,000 in the third quarter of 2014 compared to a $23,000 recovery in the prior year quarter.

  Noninterest expense increased to $2.2 million for the third quarter of 2014, compared to $1.8 million for the third quarter of 2013. The increase in noninterest expense was primarily due to staff additions and increased student loan servicing expenses.

Nine months ended September 30, 2014 compared to the nine months ended September 30, 2013

  The net loss for the first nine months of 2014 was $472,000 compared to net income of $690,000 for the first nine months of 2013.

  Net interest income was $6.10 million for the 2014 period, compared to $6.25 million for the 2013 period.

  Net interest income, net of purchase accounting adjustments, increased $950,000, or 19.2%.

  Net interest margin for the 2014 period was 3.13% compared to 3.67% for the 2013 period. Adjusting for the impact of purchase accounting, net interest margin was 3.02% compared to 2.89% for the 2013 period.

  Noninterest income was $267,000 for the 2014 period, compared to $215,000 for the 2013 period.

  Noninterest expense increased to $6.7 million for the 2014 period, compared to $5.7 million for the 2014 period. The increase in noninterest expense was primarily due to incentive compensation, staff additions and an increase in student loan servicing volume.

About Cordia Bancorp

Cordia Bancorp Inc. is a public bank holding company founded in 2009 seeking to invest in undervalued community banks and pursue organic and strategic growth in the Mid-Atlantic banking market.  Substantially all of the assets of Cordia consist of its investment in Bank of Virginia. Bank of Virginia provides retail banking services to individuals and commercial customers through six full-service banking locations in the greater Richmond market, including Chesterfield and Henrico Counties and Colonial Heights, Virginia.

For more information about Cordia Bancorp and Bank of Virginia, visit our websites: www.cordiabancorp.com, www.bankofva.com and www.cordiagrad.com.

DISCLAIMER

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's periodic filings with the Securities Exchange Commission. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

Cordia Bancorp
Consolidated Balance Sheets (unaudited)

(Dollars in thousands, except per share data)	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013
Assets
Cash and due from banks	$ 5,789	$ 5,332	$ 10,499	$ 5,290	$ 6,893
Fed funds sold and Interest-bearing deposits	6,131	9,843	16,839	8,694	15,889
Total cash and cash equivalents	11,920	15,175	27,338	13,984	22,782
Securities available for sale, at fair value	54,581	45,835	24,464	24,567	29,807
Securities held to maturity	21,263	21,839	14,500	14,753	--
Restricted securities	1,525	1,525	1,529	1,074	1,071

Loans held for investment:
Commercial real estate	92,300	90,909	85,084	82,602	85,962
Commercial and industrial	25,376	24,605	22,118	21,208	20,388
Guaranteed student loans	67,421	70,624	80,966	55,427	51,293
Consumer and other	19,221	18,147	16,914	14,770	15,146
Total loans held for investment	204,318	204,285	205,082	174,007	172,789
Less: Allowance for loan losses	(1,226)	(1,407)	(1,504)	(1,489)	(1,517)
Net loans held for investment	203,092	202,878	203,578	172,518	171,272

Loans held for sale	--	--	--	--	--
Premises and equipment, net	4,496	4,510	4,430	4,464	4,512
Accrued interest receivable	1,902	1,830	2,177	1,655	1,335
Other real estate owned, net of valuation allowance	1,543	1,543	1,543	1,545	1,545
Other assets	485	390	697	588	648
Total assets	$ 300,807	$ 295,525	$ 280,256	$ 235,148	$ 232,972

Liabilities and stockholders' equity
Non-interest bearing deposits	24,483	24,883	21,642	22,845	21,719
Savings and interest bearing demand deposits	78,786	76,044	74,825	60,685	59,546
Time deposits, $100,000 and greater	100,446	93,565	87,559	76,231	75,023
Other time deposits	49,233	50,701	51,002	51,053	52,620
Total deposits	252,948	245,193	235,028	210,814	208,908

Accrued expenses and other liabilities	877	3,419	12,202	1,047	897
FHLB borrowings	20,000	20,000	20,000	10,000	10,000
Total liabilities	273,825	268,612	267,230	221,861	219,805

Preferred stock	--	--	--	--	--
Common stock - voting	50	50	28	28	28
Common stock - nonvoting	14	14	--	--	--
Additional paid-in-capital	32,896	32,848	18,672	18,648	18,606
Retained deficit	(5,477)	(5,559)	(5,289)	(5,005)	(5,011)
Accumulated other comprehensive income	(501)	(440)	(385)	(384)	(456)
Total stockholders' equity	26,982	26,913	13,026	13,287	13,167
Total liabilities and stockholders' equity	$ 300,807	$ 295,525	$ 280,256	$ 235,148	$ 232,972

Cordia Bancorp
Consolidated Statements of Income (unaudited)

	Three Months Ended					Nine Months Ended
(Dollars in thousands, except per share data)	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	September 30, 2014	September 30, 2013
Interest Income
Interest and fees on loans	$ 2,275	$ 2,252	$ 2,149	$ 2,089	$ 2,182	$ 6,676	$ 7,277
Investment securities	346	311	207	161	123	864	265
Interest on federal funds sold and deposits with banks	4	9	6	10	19	19	63
Total interest income	2,625	2,572	2,362	2,260	2,324	7,559	7,605

Interest Expense
Interest on deposits	443	441	426	412	415	1,310	1,233
Interest on FHLB Borrowings	57	56	41	40	42	154	123
Total interest expense	500	497	467	452	457	1,464	1,356

Net interest income	2,125	2,075	1,895	1,808	1,867	6,095	6,249
Provision for (benefit from) loan losses	(106)	209	20	(92)	(23)	123	111
Net interest income after provision for loan losses	2,231	1,866	1,875	1,900	1,890	5,972	6,138

Non-interest income
Service charges on deposit accounts	44	19	26	40	31	89	93
Net gain on sale of available for sale securities	(3)	--	64	--	--	61	--
Other fee income	41	43	33	46	51	117	122
Total non-interest income	82	62	123	86	82	267	215

Non-interest expense
Salaries and employee benefits	1,266	1,150	1,406	1,066	991	3,822	3,150
Professional services	92	125	106	161	67	323	340
Occupancy	139	136	151	138	137	426	427
Data processing and communications	206	160	148	139	140	514	409
FDIC assessment and bank fees	99	96	94	97	102	289	336
Bank franchise taxes	23	27	29	14	14	79	60
Student loan servicing fees and other loan expenses	144	210	126	76	81	480	198
Other real estate expenses	6	17	5	16	5	28	33
Gain on sale of other real estate owned	--	--	--	--	(36)	--	(36)
Supplies and equipment	82	83	75	75	66	240	199
Insurance	40	44	41	40	42	125	126
Director's fees	24	27	16	32	34	67	106
Marketing and business development	15	9	6	32	19	30	56
Other operating expenses	95	114	79	95	102	288	259
Total non-interest expense	2,231	2,198	2,282	1,981	1,764	6,711	5,663

Consolidated net income (loss) before non-controlling interest	82	(270)	(284)	5	208	(472)	690
Net income (loss)	$ 82	$ (270)	$ (284)	$ 5	$ 208	$ (472)	$ 690

Earnings (loss) per share, basic and diluted	$ 0.01	$ (0.09)	$ (0.10)	$ --	$ 0.07	$ (0.12)	$ 0.27
Weighted average shares outstanding, basic	6,420,107	3,017,772	2,776,992	2,773,320	2,768,484	4,084,960	2,544,744
Weighted average shares outstanding, diluted	6,504,106	3,017,772	2,776,992	2,788,302	2,777,840	4,122,217	2,557,115

Cordia Bancorp
Consolidated Financial Highlights (unaudited)
		As of and for the Three Months Ended				Nine Months Ended
(Dollars in thousands, except per share data)	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	September 30, 2014	September 30, 2013
Results of Operations
Interest income	$ 2,625	$ 2,572	$ 2,362	$ 2,260	$ 2,324	$ 7,559	$ 7,605
Interest expense	500	497	467	452	457	1,464	1,356
Net interest income	2,125	2,075	1,895	1,808	1,867	6,095	6,249
Provision (benefit) for loan losses	(106)	209	20	(92)	(23)	123	111
Net interest income after provision for loan losses	2,231	1,866	1,875	1,900	1,890	5,972	6,138
Non-interest income	82	62	123	86	82	267	215
Non-interest expense	2,231	2,198	2,282	1,981	1,764	6,711	5,663
Net income	$ 82	$ (270)	$ (284)	$ 5	$ 208	$ (472)	$ 690

Earnings per share, basics and diluted	$ 0.01	$ (0.09)	$ (0.10)	$ --	$ 0.07	$ (0.12)	$ 0.27
Weighted average shares outstanding, basic	6,420,107	3,017,772	2,776,992	2,773,320	2,768,484	4,084,960	2,544,744
Weighted average shares outstanding, diluted	6,504,106	3,017,772	2,776,992	2,788,302	2,777,840	4,122,217	2,557,115

Performance Ratios
Return on average assets	0.11%	-0.38%	-0.47%	0.01%	0.35%	-0.23%	0.39%
Return on average equity	1.22%	-4.20%	-8.52%	0.15%	6.39%	-2.86%	6.10%
Return on average tangible equity	1.22%	-4.22%	-8.61%	0.15%	6.46%	-2.88%	6.17%
Efficiency ratio	101.09%	102.85%	113.08%	104.59%	90.51%	105.49%	87.61%

Yields and Rates
Yield on loans	4.47%	4.39%	4.88%	4.82%	5.06%	4.58%	5.74%
Yield on securities	1.94%	2.27%	2.08%	2.14%	1.77%	2.09%	1.70%
Yield on interest earning assets	3.72%	3.77%	4.16%	4.13%	4.06%	3.88%	4.46%
Cost of interest bearing deposits	0.79%	0.82%	0.88%	0.89%	0.88%	0.83%	0.87%
Cost of total deposits	0.71%	0.74%	0.79%	0.80%	0.79%	0.75%	0.78%
Cost of borrowings	1.13%	1.12%	1.62%	1.60%	1.67%	1.23%	1.64%
Cost of interest bearing liabilities	0.81%	0.84%	0.92%	0.93%	0.92%	0.86%	0.91%
Interest rate spread	2.91%	2.93%	3.25%	3.21%	3.17%	3.02%	3.55%
Net interest margin	3.01%	3.05%	3.34%	3.30%	3.29%	3.13%	3.67%

Capital
Total equity to total assets	8.97%	9.11%	4.65%	5.65%	5.65%	8.97%	5.65%
Tangible equity to total assets	8.94%	9.07%	4.60%	5.59%	5.59%	8.94%	5.59%
Book value per share	4.15	4.14	4.67	4.77	4.74	4.15	4.74
Tangible book value per share	4.13	4.12	4.63	4.72	4.69	4.13	4.69
Common shares outstanding	6,504,106	6,504,106	2,788,302	2,788,302	2,775,802	6,504,106	2,775,802

Average Balances
Loans	$ 201,953	$ 205,104	$ 176,161	$ 173,536	$ 170,969	$ 194,990	$ 169,616
Securities	70,848	54,904	39,747	30,156	27,509	55,280	20,813
Earning assets	279,876	272,733	226,968	218,707	227,110	260,542	227,813
Total assets	295,834	286,525	241,660	231,435	235,067	274,871	235,131
Interest bearing deposits	223,927	215,856	193,946	184,920	188,526	211,352	189,313
Total deposits	248,087	238,416	215,721	206,981	210,395	234,187	209,503
FHLB borrowings	20,000	20,000	10,111	10,000	10,000	16,740	10,000
Interest bearing liabilities	243,927	235,856	204,057	194,920	198,526	228,092	199,313
Total equity	26,918	25,727	13,332	13,266	13,027	22,042	15,119
Tangible equity	26,800	25,601	13,196	13,123	12,875	21,916	14,957

Asset Quality
Net charge-offs	75	306	5	(65)	22	386	704
Net charge-off rate	0.15%	0.60%	0.01%	-0.15%	0.05%	0.20%	0.42%
Non-performing loans	1,323	2,572	3,225	3,934	4,054	1,323	4,054
Non-performing assets	2,866	4,115	4,768	5,479	5,599	2,866	5,599
Allowance for loan losses	1,226	1,407	1,504	1,489	1,517	1,226	1,517
Non-performing loans as a % of total loans held for investment	0.65%	1.26%	1.57%	2.26%	2.35%	0.65%	2.35%
Non-performing assets as a % of total assets	0.95%	1.39%	1.70%	2.33%	2.40%	0.95%	2.40%
Allowance for loan losses as a % of total loans held for investment	0.60%	0.69%	0.73%	0.86%	0.88%	0.60%	0.88%
Allowance for loan losses as a % of non-performing loans	92.67%	54.70%	46.64%	37.85%	37.42%	92.67%	37.42%

Cordia Bancorp
GAAP to Non-GAAP Reconciliations (unaudited)

The table below shows the computations of tangible equity and tangible assets and certain related ratios, all of which are considered to be non-GAAP financial measures. The tangible equity to tangible assets ratio has become a focus of some investors and management believes this ratio may assist in analyzing the Corporation's capital position, absent the effects of intangible assets. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation, or as substitute for analysis of results reported under GAAP. Because not all companies use identical calculations, the non-GAAP measures presented in the following table may not be comparable to those reported by other companies.

	As of and for the Three Months Ended					Nine Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	September 30,
(Dollars in thousands, except per share data)	2014	2014	2014	2013	2013	2014	2013
Tangible Equity and Tangible Assets (Period End)
Total shareholders' equity (GAAP)	$ 26,982	$ 26,913	$ 13,026	$ 13,287	$ 13,167	$ 26,982	$ 13,167
Less: intangible assets	112	121	130	139	148	112	148
Tangible Equity (non-GAAP)	$ 26,870	$ 26,792	$ 12,896	$ 13,148	$ 13,019	$ 26,870	$ 13,019

Total assets (GAAP)	$ 300,807	$ 295,525	$ 280,256	$ 235,148	$ 232,972	$ 300,807	$ 232,972
Less: intangible assets	112	121	130	139	148	112	148
Tangible assets (non-GAAP)	$ 300,695	$ 295,404	$ 280,126	$ 235,009	$ 232,824	$ 300,695	$ 232,824

Total equity to total assets (GAAP)	8.97%	9.11%	4.65%	5.65%	5.65%	8.97%	5.65%
Book value per share (GAAP)	$ 4.15	$ 4.14	$ 4.67	$ 4.77	$ 4.74	$ 4.15	$ 4.74
Tangible equity to tangible assets (non-GAAP)	8.94%	9.07%	4.60%	5.59%	5.59%	8.94%	5.59%
Tangible book value per share (non-GAAP)	$ 4.13	$ 4.12	$ 4.63	$ 4.72	$ 4.69	$ 4.13	$ 4.69

Tangible Equity and Tangible Assets (Average)
Total shareholders' equity (GAAP)	$ 26,918	$ 25,727	$ 13,332	$ 13,266	$ 13,027	$ 22,042	$ 15,119
Less: intangible assets	118	126	136	144	153	126	162
Tangible Equity (non-GAAP)	$ 26,800	$ 25,601	$ 13,196	$ 13,123	$ 12,875	$ 21,916	$ 14,957

Total assets (GAAP)	295,834	286,525	241,660	231,435	235,067	274,871	235,131
Less: intangible assets	118	126	136	144	153	126	162
Tangible assets (non-GAAP)	$ 295,716	$ 286,399	$ 241,524	$ 231,292	$ 234,915	$ 274,745	$ 234,969

Total equity to total assets (GAAP)	9.10%	8.98%	5.52%	5.73%	5.54%	8.02%	6.43%
Book value per share (GAAP)	$ 4.14	$ 3.95	$ 4.78	$ 4.76	$ 4.69	$ 3.39	$ 5.45
Tangible equity to tangible assets (non-GAAP)	9.06%	8.94%	5.46%	5.67%	5.48%	7.98%	6.37%
Tangible book value per share (non-GAAP)	$ 4.12	$ 3.94	$ 4.73	$ 4.71	$ 4.64	$ 3.37	$ 5.39
CONTACT:  Mark Severson,
          CFO, Cordia Bancorp Inc.
          804-763-1322